Events after the balance sheet date	12 Months Ended
Dec. 31, 2018
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Events after the balance sheet date

37. Events after the balance sheet date

On 29 March 2019, the Group completed the sale of the US K12 courseware business to Nexus Capital Management LP for headline consideration of $250m comprising an initial cash payment of $25m and an unconditional vendor note for $225m expected to be repaid in three to seven years. Following the repayment of the vendor note, the Group is entitled to 20% of all future cash flows to equity holders and 20% of net proceeds if the business is sold.

In February 2019, the UK Group pension plan purchased a further pensioner buy-in policy valued at approximately £500m with Legal & General. As a result of this latest transaction, 95% of the UK Group plan’s pensioner liabilities are now matched with buy-in policies which significantly reduces longevity risk of the Group. The buy-in will be accounted for in 2019 and is expected to reduce the retirement benefit asset on the balance sheet but is not expected to have a material impact on the income statement.

In March 2019, the Group executed market tenders to repurchase €55m of its €500m 1.875% notes due 2021 of which €250m were outstanding at 31 December 2018. In addition, the Group also announced the refinancing of its bank facility, reducing its size to $1.19bn and extending its maturity date to February 2024.